COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about financial instruments [abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 14: -    COMMITMENTS AND CONTINGENT LIABILITIES

a.	Claims:

As of December 31, 2020, the Company is not involved in any claims.

b.	Government grants:

The Company received research and development grants from the IIA. See Note 12. If no economic benefits are expected from the research activity, the royalty obligation is not recorded as a liability and instead is treated as a contingent liability in accordance with IAS 37. The grants from the IIA impose certain restrictions on the transfer outside of Israel of the underlying know-how and the manufacturing or manufacturing rights of the underlying products and technologies.